NEXL, INC.                                                          EXHIBIT 99.2

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page No.
                                                                        --------

Report of UHY LLP.........................................................  1

Nexl, Inc. balance sheet at December 31, 2004 and 2003....................  2

Nexl, Inc. statements of operations for the years ended
   December 31, 2004, 2003 and 2002.......................................  3

Nexl, Inc. statements of stockholders' equity for the years ended
   December 31, 2004, 2003, 2002 and 2001.................................  4

Nexl, Inc. statements of cash flows for the years ended
   December 31, 2004, 2003 and 2002.......................................  5

Nexl, Inc. notes to financial statements for the years ended
   December 31, 2004, 2003 and 2002.......................................  6

Report of UHY LLP ........................................................ 11

Nexl, Inc. balance sheets at June 30, 2005 and December 31, 2004.......... 12

Nexl, Inc. statements of operations and retained earnings for the six months ended June 30, 2005 and the year ended December 31, 2004.... 13

Nexl, Inc. statements of cash flows for the six months ended
   June 30, 2005 and the year ended December 31, 2004..................... 14

Nexl, Inc. notes to financial statements for the six months ended
   June 30, 2005 and the year ended December 31, 2004..................... 15

NEXL, INC.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholders
Nexl, Inc.


We have audited the accompanying balance sheets of Nexl, Inc. (the "Company") as of December 31, 2004, 2003 and 2002, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexl, Inc. as of December 31, 2004, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.


New York, New York
May 20, 2005

NEXL, INC.

BALANCE SHEETS

                                                                        DECEMBER 31,
                                                              -------------------------------
                                                                   2004             2003
                                                              --------------    -------------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                  $    2,951,955    $   2,514,756
   Accounts receivable                                            17,427,447        5,191,476
   Inventories                                                       285,392          561,073
   Prepaid expenses and other current assets                         106,718          121,754
                                                              --------------    -------------
      Total current assets                                        20,771,512        8,389,059
PROPERTY AND EQUIPMENT, NET                                        3,160,616        2,035,488
OTHER ASSETS                                                          50,451           23,417
                                                              --------------    -------------
                                                              $   23,982,579    $  10,447,964
                                                              ==============    =============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
   Accounts payable                                           $   17,867,496    $   7,183,068
   Accrued expenses and other current liabilities                  1,927,837          593,771
                                                              --------------    -------------

      Total current liabilities                                   19,795,333        7,776,839

LONG-TERM DEBT                                                        26,686                -
DEFERRED REVENUE                                                   1,375,618        1,182,456
                                                              --------------    -------------
                                                                  21,197,637        8,959,295
                                                              --------------    -------------
STOCKHOLDER'S EQUITY
   Common stock, no par value; 200,000 shares authorized,
   2,000 shares issued and outstanding in 2004 and 2003                6,000            6,000
   Additional paid in capital                                      2,238,084        2,238,084
   Retained earnings/(accumulated deficit)                           540,858         (755,415)
                                                              --------------    -------------
                                                                   2,784,942        1,488,669
                                                              --------------    -------------
                                                              $   23,982,579    $  10,447,964
                                                              ==============    =============


See notes to financial statements

NEXL, INC.

STATEMENTS OF OPERATIONS

                                                                YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------
                                                          2004            2003            2002
                                                      ------------    ------------    ------------
REVENUES                                              $ 67,323,185    $ 37,122,086    $ 35,432,541

COST OF REVENUES                                        53,863,959      25,874,897      28,786,708
                                                      ------------    ------------    ------------
GROSS PROFIT                                            13,459,226      11,247,189       6,645,833

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            11,074,997       8,531,746       8,407,605
                                                      ------------    ------------    ------------
INCOME/(LOSS) FROM OPERATIONS                            2,384,229       2,715,443      (1,761,772)
                                                      ------------    ------------    ------------
OTHER (INCOME) AND EXPENSE

   Interest income                                         (26,050)        (23,922)         (6,193)

   Interest expense                                          2,111           1,247          39,326

   Other                                                   (11,937)        (46,862)         24,489
                                                      ------------    ------------    ------------
NET INCOME/(LOSS)                                        2,420,105       2,784,980      (1,819,394)
                                                      ------------    ------------    ------------
RETAINED EARNINGS (ACCUMULATED DEFICIT), Beginning        (755,415)     (3,152,097)     (1,316,483)

DISTRIBUTIONS                                           (1,123,832)       (388,298)        (16,220)
                                                      ------------    ------------    ------------
RETAINED EARNINGS (ACCUMULATED DEFICIT), Ending       $    540,858    $   (755,415)   $ (3,152,097)
                                                      ============    ============    ============


See notes to financial statements

NEXL, INC.

STATEMENTS OF STOCKHOLDER'S EQUITY

                                    Common Stock
                                  -----------------      Capital       Retained     Stockholder's
                                   Shares   Amount    Contributions    Earnings        Equity
                                  -------- --------   -------------  ------------   -------------
BALANCE, DECEMBER 31, 2001         2,000    $ 6,000    $1,006,000    $(1,316,483)      (304,483)

   CURRENT YEAR CONTRIBUTIONS                           1,232,084                     1,232,084

   DISTRIBUTIONS                                                         (16,220)       (16,220)

   NET INCOME/(LOSS)                   -          -             -     (1,819,394)    (1,819,394)
                                   -----    -------    ----------    -----------     ----------
BALANCE, DECEMBER 31, 2002         2,000      6,000     2,238,084     (3,152,097)      (908,013)

   DISTRIBUTIONS                                                        (388,298)      (388,298)

   NET INCOME                          -          -             -      2,784,980      2,784,980
                                   -----    -------    ----------    -----------     ----------
BALANCE, DECEMBER 31, 2003         2,000      6,000     2,238,084       (755,415)     1,488,669

   DISTRIBUTIONS                                                -     (1,123,832)    (1,123,832)

   NET INCOME                          -          -             -      2,420,105      2,420,105
                                   -----    -------    ----------    -----------     ----------
BALANCE, DECEMBER 31, 2004         2,000    $ 6,000    $2,238,084    $   540,858     $2,784,942
                                   =====    =======    ==========    ===========     ==========


See notes to financial statements

NEXL, INC.

STATEMENTS OF CASH FLOWS

                                                                        YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                                  2004            2003            2002
                                                              ------------    ------------    ------------
OPERATING ACTIVITIES

   Net income/(loss)                                          $  2,420,105    $  2,784,980    $ (1,819,394)

   Adjustments to reconcile net income to net cash provided by operating activities:

      Depreciation and amortization                              1,002,359         735,081         701,328

      Changes in assets and liabilities:

         Accounts receivable                                   (12,235,971)       (555,792)        705,758

         Inventories                                               275,681        (344,787)      1,127,748

         Prepaid expenses and other current assets                  15,036         (10,607)          2,356

         Other Assets                                              (27,034)         (5,632)        118,463

         Accounts payable and accrued expenses                  12,018,494      (1,344,868)     (1,456,749)

         Deferred revenue                                          193,162       1,114,978            (123)
                                                              ------------    ------------    ------------
            Net cash provided by (used in) operating
            activities                                           3,661,832       2,373,353        (620,613)
                                                              ------------    ------------    ------------
INVESTING ACTIVITIES

   Purchase of property and equipment                           (2,127,487)       (522,847)              -
                                                              ------------    ------------    ------------
      Net cash used in investing activities                     (2,127,487)       (522,847)              -
                                                              ------------    ------------    ------------
FINANCING ACTIVITIES

   Capital Contribution                                                  -               -       1,232,084

   Distributions                                                (1,123,832)       (388,298)        (16,220)

   Proceeds from long-term debt borrowings                          30,218               -               -

   Principal payments on capital lease obligations                       -         (98,280)       (155,601)

   Principal payments on long-term debt                             (3,532)        (42,204)         42,204
                                                              ------------    ------------    ------------
      Net cash provided by (used in) financing activities       (1,097,146)       (528,782)      1,102,467
                                                              ------------    ------------    ------------
      NET CHANGE IN CASH AND CASH EQUIVALENTS                      437,199       1,321,724         481,854

CASH AND CASH EQUIVALENTS, BEGINNING                             2,514,756       1,193,032         711,178
                                                              ------------    ------------    ------------
CASH AND CASH EQUIVALENTS, END                                $  2,951,955    $  2,514,756    $  1,193,032
                                                              ============    ============    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

   Interest paid                                              $      2,111    $      7,029    $     39,326
                                                              ============    ============    ============


See notes to financial statements

NEXL, INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004, 2003 and 2002

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

NEXL, Inc., (the "Company") provides complete infrastructure computing in the areas of enterprise computing and storage, networking and security and managed services. The Company assesses, designs, implements and manages solutions to reduce clients' total cost of ownership, enhance the value of their current and future computing environment and drive the success of their business. These services encompass the management or hosting of both the applications and infrastructure on behalf of small and medium sized enterprises. The Company was incorporated under the laws of the state of Massachusetts on February 6, 1990, and is headquartered in Peabody, Massachusetts.

BASIS OF PRESENTATION

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America.

REVENUE RECOGNITION

Revenue from the resale of computer hardware and software is recorded upon shipment or upon installation when required under contract terms. The related shipping and handling costs for delivery of hardware and software are included in cost of equipment and software on the accompanying statement of operations.

The Company also generates revenue from consulting services, implementation services, hosting, and post contract support. Revenue from consulting and implementation services is recognized as the services are provided. Revenue from hosting and post-contract support, consisting principally of help desk support and unspecified upgrades, is recognized ratably over the period the services are provided.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEXL, INC.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist principally of certificates of deposit.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents and accounts receivable. Sales to the Company's customers are made in the ordinary course of business and are generally unsecured. Collection of these receivables is dependent on the ability of these customers to generate cash flow to meet their obligations. Substantially all of the Company's receivables are expected to be collected within one year. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

The Company maintains cash deposits in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced losses in such accounts and does not currently believe it is exposed to any significant credit risk related to its cash and cash equivalents.

In fiscal year 2004 the Company had two customers that represented approximately 9% and 6% of total sales.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's financial instruments, which include accounts receivable and accounts payable, approximate their fair values at December 31, 2004 and 2003.

INVENTORIES

Inventory, consisting of computer hardware and software held for resale, is recorded at the lower of cost or market. Cost is determined using the specific identification and first-in, first-out methods.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Costs of major acquisitions, replacements and renewals that extend the useful lives of the related assets are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Upon retirement or other disposition, the costs and related accumulated depreciation and/or amortization are removed from the accounts with any gain or loss recognized in income.

Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the lease term. Depreciation and amortization on all other property and equipment is computed using the straight-line method over the estimated useful lives of the assets ranging from 3-10 years.

NEXL, INC.

INCOME TAXES

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be taxed as an S Corporation. The stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its stockholders.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable are net of allowances for doubtful accounts of approximately $363,000 and $125,000 in 2004 and 2003, respectively.

NOTE 3 - PROPERTY AND EQUIPMENT

The Company's property and equipment was comprised of the following:

                                                  Years ended December 31,
                                                ----------------------------
                                                    2004            2003
                                                ------------    ------------
Property and equipment, at cost:
   Computer equipment                           $  5,214,165    $  3,506,515
   Software                                          774,975         395,356
   Furniture and fixtures                            132,963         132,963
   Leasehold improvements                            748,149         748,149
   Vehicle                                            81,803          41,585
                                                ------------    ------------
                                                   6,952,055       4,824,568
Less accumulated depreciation
   and amortization                                3,791,439       2,789,080
                                                ------------    ------------
                                                $  3,160,616    $  2,035,488
                                                ============    ============

NOTE 4 - LONG-TERM DEBT

The Company has a collateralized note payable with a financial institution totaling $26,686 at December 31, 2004. The note requires monthly payments of $682 including interest at 3.9% and matures in June, 2008. Interest expense totaled $561 for the year ended December 31, 2004 (None in 2003).

NEXL, INC.

NOTE 5 - ACCRUED EXPENSES

Accrued expenses consist of the following:

                                                  Years ended December 31,
                                                ----------------------------
                                                    2004            2003
                                                ------------    ------------
Accrued payroll                                 $    216,933    $     68,411
Accrued vacation                                      88,695          88,695
Accrued commissions                                  547,120         194,005
Sales tax payable                                  1,075,089         242,660
                                                ------------    ------------
                                                $  1,927,837    $    593,771
                                                ============    ============

NOTE 6 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company leases office facilities under noncancelable operating leases (including the related party lease - Note 7) expiring on various dates through 2009. Certain of the operating leases provide for escalating annual rent. Rent expense under operating leases for the years ended December 31, 2004, 2003 and 2002 was $519,355, $439,737 and $249,660, respectively.

Future minimum payments due under non-cancelable operating leases with remaining terms in excess of one year are as follows:

Years Ending
December 31,
------------
    2005                                           $    460,350
    2006                                                463,701
    2007                                                452,621
    2008                                                432,973
    2009                                                441,632
                                                   ------------
                                                   $  2,251,277
                                                   ============

LITIGATION

In October 2004 the Company received a notice from legal counsel for the Business Software Alliance ("BSA") claiming that some of the software programs being used by the Company in its business operations were not duly licensed. In March of 2005 the Company furnished the information requested by the BSA and is currently in the process of working with counsel for the BSA to determine the exact number of software licenses which are in issue. The Company intends to continue to cooperate with the BSA and reach an acceptable resolution of this matter. The Company anticipates it will be required to make a payment to the BSA as part of a settlement, but is not yet in a position to estimate the extent

NEXL, INC.

of such payment. Accordingly, no provision for this contingent liability has been provided in the financial statements.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company leases office space from a trust owned by the sole shareholder of the Company under terms that extend through December 31, 2009.

Total rent paid and charged to operations under the related party lease amounted to $396,555, $346,832 and $129,323 in 2004, 2003 and 2002, respectively.

During the years ended December 31, 2004, 2003 and 2002 the Company had equipment sales to a related company wholly-owned by the sole shareholder amounting to $2,130,320, $392,174, and $33,230, respectively.

NOTE 8 - EMPLOYEE BENEFIT PLANS

The Company maintains a 401(k) Defined Contribution Plan covering all full-time employees who have completed a minimum of 90 days of service and are age twenty-one or older. Employees have the option to contribute up to 15% of their annual salaries. No matching contributions have been made by the Company during each of the last three years.

NOTE 9 - SUBSEQUENT EVENTS

LETTER OF INTENT

On March 1, 2005, the Company entered into a Letter of Intent with a potential acquirer to sell all of the outstanding shares of the Company for an amount in excess of the carrying amount of the Company's assets.

NEXL, INC.

REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholders
Nexl, Inc.


We have audited the accompanying balance sheets of Nexl, Inc. (the "Company") as of June 30, 2005 and December 31, 2004 and the related statements of operations and retained earnings and cash flows for the six-months and year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexl, Inc. as of June 30, 2005 and December 31, 2004 and the results of their operations and their cash flows for the six-months and year then ended in conformity with accounting principles generally accepted in the United States of America.


New York, New York
August 3, 2005

NEXL, INC.

BALANCE SHEETS

                                                                 JUNE 30,        December 31,
                                                              --------------    -------------
                                                                   2005             2004
                                                              --------------    -------------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                  $    2,761,571    $   2,951,955
   Accounts receivable                                            17,174,468       17,427,447
   Inventory                                                         167,854          285,392
   Prepaid expenses and other current assets                          53,111          106,718
                                                              --------------    -------------
      Total current assets                                        20,157,004       20,771,512
PROPERTY AND EQUIPMENT, NET                                        3,485,077        3,160,616
OTHER ASSETS                                                          47,483           50,451
                                                              --------------    -------------
                                                              $   23,689,564    $  23,982,579
                                                              ==============    ==============

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
   Accounts payable                                           $   16,991,426    $  17,867,496
   Accrued expenses and other current liabilities                  1,855,303        1,927,837
                                                              --------------    -------------
      Total current liabilities                                   18,846,729       19,795,333
LONG-TERM DEBT                                                        23,085           26,686
DEFERRED REVENUE                                                   1,537,324        1,375,618
                                                              --------------    -------------
                                                                  20,407,138       21,197,637
                                                              --------------    -------------

STOCKHOLDER'S EQUITY
Common stock, no par value; 200,000 shares authorized,
2,000 shares issued and outstanding in 2005 and 2004                   6,000            6,000
Additional paid in capital                                         2,238,084        2,238,084
Retained earnings                                                  1,038,342          540,858
                                                              --------------    -------------
                                                                   3,282,426        2,784,942
                                                              --------------    -------------
                                                              $   23,689,564    $  23,982,579
                                                              --------------    -------------


See notes to financial statements.

NEXL, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                                                          SIX MONTHS ENDED       Year Ended
                                                              JUNE 30,          December 31,
                                                          ----------------    ----------------
                                                                2005                2004
                                                          ----------------    ----------------
REVENUES                                                   $   40,150,255      $   67,323,185

COST OF REVENUES                                               31,948,541          53,863,959
                                                          ----------------    ----------------
GROSS PROFIT                                                    8,201,714          13,459,226

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                    6,848,714          11,074,997
                                                          ----------------    ----------------
INCOME FROM OPERATIONS                                          1,353,000           2,384,229
                                                          ----------------    ----------------
OTHER (INCOME) AND EXPENSE

  Interest income                                                 (25,373)            (26,050)

  Interest expense                                                    491               2,111

  Other                                                           (87,082)            (11,937)
                                                          ----------------    ----------------
NET INCOME                                                      1,464,964           2,420,105
                                                          ----------------    ----------------
RETAINED EARNINGS
(ACCUMULATED DEFICIT), Beginning                                  540,858            (755,415)

DISTRIBUTIONS                                                    (967,480)         (1,123,832)
                                                          ----------------    ----------------
RETAINED EARNINGS
(ACCUMULATED DEFICIT), Ending                              $    1,038,342      $      540,858
                                                          ----------------    ----------------


See notes to financial statements.

NEXL, INC.

STATEMENTS OF CASH FLOWS

                                                          SIX MONTHS ENDED       Year Ended
                                                              JUNE 30,          December 31,
                                                          ----------------    ----------------
                                                                2005                2004
                                                          ----------------    ----------------
OPERATING ACTIVITIES
   Net income                                              $    1,464,964      $    2,420,105
   Adjustments to reconcile net income to net cash
      provided by operating activities:
      Depreciation and amortization                               618,481           1,002,359

      Changes in assets and liabilities:

         Accounts receivable                                      252,979         (12,235,971)
         Inventories                                              117,538             275,681
         Prepaid expenses and other current assets                 53,607              15,036
         Other Assets                                               2,968             (27,034)
         Accounts payable and accrued expenses                   (948,604)         12,018,494
         Deferred revenue                                         161,706             193,162
                                                          ----------------    ----------------
            Net cash provided by operating activities           1,723,639           3,661,832
                                                          ----------------    ----------------
INVESTING ACTIVITIES
   Purchase of property and equipment                            (942,942)         (2,127,487)
                                                          ----------------    ----------------
            Net cash used in investing activities                (942,942)         (2,127,487)
                                                          ----------------    ----------------
FINANCING ACTIVITIES
   Capital Contribution                                                 -                   -
   Distributions                                                 (967,480)         (1,123,832)
   Proceeds from long-term debt borrowings                              -              30,218
   Principal payments on long-term debt                            (3,601)             (3,532)
                                                          ----------------    ----------------
            Net cash used in financing activities                (971,081)         (1,097,146)
                                                          ----------------    ----------------
            NET CHANGE IN CASH AND CASH EQUIVALENTS              (190,384)            437,199

CASH AND CASH EQUIVALENTS, BEGINNING                            2,951,955           2,514,756
                                                          ----------------    ----------------
CASH AND CASH EQUIVALENTS, END                             $    2,761,571      $    2,951,955
                                                          ================    ================
SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION
INTEREST PAID                                              $          491      $        2,111
                                                          ================    ================


See notes to financial statements.

NEXL, INC.

NOTES TO FINANCIAL STATEMENTS
June 30, 2005 and December 31, 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

NEXL, Inc., (the "Company") provides complete infrastructure computing in the areas of enterprise computing and storage, networking and security and managed services. The Company assesses, designs, implements and manages solutions to reduce clients' total cost of ownership, enhance the value of their current and future computing environment and drive the success of their business. These services encompass the management or hosting of both the applications and infrastructure on behalf of small and medium sized enterprises. The Company was incorporated under the laws of the state of Massachusetts on February 6, 1990, and is headquartered in Peabody, Massachusetts.

BASIS OF PRESENTATION

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America.

REVENUE RECOGNITION

Revenue from the resale of computer hardware and software is recorded upon shipment or upon installation when required under contract terms. The related shipping and handling costs for delivery of hardware and software are included in cost of revenues on the accompanying statement of operations.

The Company also generates revenue from consulting services, implementation services, hosting, and postcontract support. Revenue from consulting and implementation services is recognized as the services are provided. Revenue from hosting and post-contract support, consisting principally of help desk support and unspecified upgrades, is recognized ratably over the period the services are provided.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEXL, INC.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist principally of certificates of deposit.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents and accounts receivable. Sales to the Company's customers are made in the ordinary course of business and are generally unsecured. Collection of these receivables is dependent on the ability of these customers to generate cash flow to meet their obligations. Substantially all of the Company's receivables are expected to be collected within one year. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

The Company maintains cash deposits in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced losses in such accounts and does not currently believe it is exposed to any significant credit risk related to its cash and cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's financial instruments, which include accounts receivable and accounts payable, approximate their fair values at June 30, 2005 and December 31, 2004.

INVENTORY

Inventory, consisting principally of computer hardware and software held for resale, is recorded at the lower of cost or market. Cost is determined using the specific identification and first-in, first-out methods.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Costs of major acquisitions, replacements and renewals that extend the useful lives of the related assets are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Upon retirement or other disposition, the costs and related accumulated depreciation and/or amortization are removed from the accounts with any gain or loss recognized in income.

Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the lease term. Depreciation and amortization on all other property and equipment is computed using the straight-line method over the estimated useful lives of the assets ranging from 3-10 years.

NEXL, INC.

INCOME TAXES

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be taxed as an S Corporation. The stockholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its stockholder.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable are net of allowances for doubtful accounts of approximately $73,500 and $363,000 at June 30, 2005 and December 31, 2004, respectively.

NOTE 3 - PROPERTY AND EQUIPMENT

The Company's property and equipment was comprised of the following at:

                                                   June 30,      December 31,
                                                 ------------    ------------
                                                     2005            2004
                                                 ------------    ------------
Property and equipment, at cost:

   Computer equipment                            $  5,830,016    $  5,214,165
   Software                                         1,102,066         774,975
   Furniture and fixtures                             132,963         132,963
   Leasehold improvements                             748,149         748,149
   Vehicle                                             81,803          81,803
                                                 ------------    ------------
                                                    7,894,997       6,952,055
Less accumulated depreciation
   and amortization                                 4,409,920       3,791,439
                                                 ------------    ------------
                                                 $  3,485,077    $  3,160,616
                                                 ============    ============

NOTE 4 - LONG-TERM DEBT

The Company has a collateralized note payable with a financial institution totaling $23,085 at June 30, 2005. The note requires monthly payments of $682 including interest at 3.9% and matures in June, 2008. Interest expense totaled $491 and $561 for the six months ending June 30, 2005 and the year ended December 31, 2004, respectively.

NEXL, INC.

NOTE 5 - ACCRUED EXPENSES

Accrued expenses consist of the following at:

                                                   June 30,      December 31,
                                                 ------------    ------------
                                                     2005            2004
                                                 ------------    ------------
Accrued payroll                                  $    250,212    $    216,933
Accrued vacations                                      88,695          88,695
Accrued commissions                                   365,050         547,120
Sales tax payable                                     881,346       1,075,089
                                                 ------------    ------------
                                                 $  1,855,303    $  1,927,837
                                                 ------------    ------------



NOTE 6 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company leases office facilities under noncancelable operating leases (including the related party lease - Note 7) expiring on various dates through December 2009. Certain of the operating leases provide for escalating annual rent. Rent expense under operating leases for the six months ending June 30, 2005 and for the year ended December 31, 2004 was $313,843 and $519,335, respectively.

Future minimum payments due under non-cancelable operating leases with remaining terms in excess of one year are as follows:

For the twelve months
   Ending June 30,
---------------------
         2006                                    $    462,325
         2007                                         468,458
         2008                                         432,748
         2009                                         437,303
         2010                                         220,816
                                                 ------------
                                                 $  2,021,650
                                                 ============

LITIGATION

In October 2004 the Company received a notice from legal counsel for the Business Software Alliance ("BSA") claiming that some of the software programs being used by the Company in its business operations were not duly licensed. During 2005 the Company reached a tentative agreement with BSA to settle the matter for a payment of approximately $150,000 which the Company has provided for in accounts payable at June 30, 2005.

NEXL, INC.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company leases office space from a trust owned by the sole shareholder of the Company under terms that extend through December 31, 2009.

Total rent paid and charged to operations under the related party lease amounted to $204,000 and $396,555, for the six months and year ended June 30, 2005 and December 31, 2004, respectively.

During the six months ended June 30, 2005 and the year ended December 31, 2004, the Company had equipment sales to a related company wholly-owned by the sole shareholder amounting to $254,500 and $2,130,320, respectively.

NOTE 8 - EMPLOYEE BENEFIT PLANS

The Company maintains a 401(k) Defined Contribution Plan covering all full-time employees who have completed a minimum of 90 days of service and are age twenty-one or older. Employees have the option to contribute up to 15% of their annual salaries. No matching contributions have been made by the Company during each of the last three years.

NOTE 9 - SUBSEQUENT EVENTS

LETTER OF INTENT

On March 1, 2005, the Company entered into a Letter of Intent with a potential acquirer to sell all of the outstanding shares of the Company for an amount in excess of the carrying amount of the Company's assets.